EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002 (18 U.S.C. 1350)

In connection with the Annual Report of EVO Payments, Inc. (the “Company”), on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, James G. Kelly, Chief Executive Officer of the Company, and Thomas E. Panther, Chief Financial Officer of the Company, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that, to the best of our knowledge:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James G. Kelly
James G. Kelly
Chief Executive Officer
February 22, 2023

/s/ Thomas E. Panther
Thomas E. Panther
Chief Financial Officer
February 22, 2023